                                                                    EXHIBIT 10.1

                        AGREEMENT OF PURCHASE AND SALE

                            OF MEMBERSHIP INTEREST

                                     among

                             CITADEL CINEMAS, INC.

                                    Buyer,

                                      and

                                James J. Cotter

                                      and

                              Michael R. Forman,

                                    Sellers

                           Dated as of July 28, 2000

                               TABLE OF CONTENTS

ARTICLE I    DEFINITIONS.........................................................................................    1
     Section 1.1  Definition of Certain Terms....................................................................    1
     Section 1.2  Construction...................................................................................    3

ARTICLE II   SALE AND PURCHASE OF THE MEMBERSHIP INTEREST........................................................    4
     Section 2.1  Place and Date.................................................................................    4
     Section 2.2  Purchase Price.................................................................................    4

ARTICLE III  REPRESENTATIONS AND WARRANTIES OF SELLER............................................................    4
     Section 3.1  Authorization, etc.............................................................................    4
     Section 3.2  Ownership of Membership Interest...............................................................    4
     Section 3.3  No Conflicts, etc..............................................................................    4
     Section 3.4  Litigation.....................................................................................    5
     Section 3.5  Brokers, Finders, etc..........................................................................    5

ARTICLE IV   REPRESENTATIONS AND WARRANTIES OF BUYER.............................................................    5
     Section 4.1  Corporate Status...............................................................................    5
     Section 4.2  Authorization, etc.............................................................................    5
     Section 4.3  No Conflicts, etc..............................................................................    5
     Section 4.4  Litigation.....................................................................................    6
     Section 4.5  Brokers, Finders, etc..........................................................................    6

ARTICLE V    COVENANTS...........................................................................................    6
     Section 5.1  Covenants of Sellers...........................................................................    6
     Section 5.2  Covenants of Buyer.............................................................................    7

ARTICLE VI   CLOSING CONDITIONS AND DELIVERIES...................................................................    8
     Section 6.1  Conditions to Obligations of Each Party........................................................    8
     Section 6.2  Conditions to Seller's Obligations.............................................................    8
     Section 6.3  Conditions to Buyer's Obligations..............................................................    8
     Section 6.4  Buyer's Closing Documents......................................................................    9
     Section 6.5  Seller's Closing Documents.....................................................................    9
     Section 6.6  Conditions Generally...........................................................................   10

ARTICLE VII  INDEMNIFICATION.....................................................................................   10
     Section 7.1  By Sellers.....................................................................................   10
     Section 7.2  By Buyer.......................................................................................   10
     Section 7.3  Indemnification Procedures.....................................................................   11
     Section 7.4  Expiration of Representations and Warranties, etc..............................................   12
     Section 7.5  Exclusive Remedy; Certain Limitations on Indemnification.......................................   12

ARTICLE VIII MISCELLANEOUS.......................................................................................   12
     Section 8.1  Severability...................................................................................   12
     Section 8.2  Notices........................................................................................   12
     Section 8.3  Attorneys' Fees................................................................................   14
     Section 8.4  Headings.......................................................................................   14

     Section 8.5   Entire Agreement..............................................................................   14
     Section 8.6   Counterparts..................................................................................   14
     Section 8.7   Governing Law, etc............................................................................   14
     Section 8.8   Binding Effect................................................................................   14
     Section 8.9   Assignment....................................................................................   15
     Section 8.10  No Third Party Beneficiaries..................................................................   15
     Section 8.11  Amendment; Waivers, etc.......................................................................   15
     Section 8.12  Transaction Costs.............................................................................   15

EXHIBITS

Exhibit A - Form of Note
Exhibit B - Form of Buyer's Counsels' Opinions
Exhibit C - Form of Sellers' Counsel's Opinion
Exhibit D - Assignment of Membership Interest

                       AGREEMENT OF PURCHASE AND SALE OF
                              MEMBERSHIP INTEREST

     THIS AGREEMENT OF PURCHASE AND SALE OF MEMBERSHIP INTEREST, dated as of July 28, 2000, among Citadel Cinemas, Inc., a Nevada corporation ("Buyer"), and James J. Cotter and Michael R. Forman (each, a "Seller", and collectively, "Sellers").


                                R E C I T A L S
                                ---------------

          1. Each Seller owns a membership interest (each, a "Membership Interest") in Angelika Film Centers, L.L.C., a New York limited liability company (the "Company"), representing approximately 8.33% of the aggregate membership interests in the Company, which Membership Interests were formerly owned by Sutton Hill Associates;

          2. Buyer wishes to purchase the Membership Interests owned by Sellers and Sellers wish to sell the Membership Interests to Buyer upon the terms and conditions hereinafter set forth; and

     C. Capitalized terms used herein without separate definition have the meanings given to such terms in Section 1.1;

     NOW, THEREFORE, in consideration of the mutual covenants, representations and warranties made herein and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     Section 1.1  Definition of Certain Terms.  The terms defined in this
                  ---------------------------
Section 1.1, whenever used in this Agreement, shall have the respective meanings indicated below for all purposes of this Agreement.

     "Affiliate" of any Person means any other Person controlling, controlled by
      ---------
or under direct or indirect common control with such Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing. Notwithstanding the foregoing: (a) Sellers and their Affiliates (the "Sellers' Affiliates") shall not include Guarantor and its Subsidiaries; and (b) Guarantor and its Subsidiaries (including Buyer), on the one hand, and Sellers and Sellers' Affiliates, on the other hand, shall not be considered Affiliates of each other.

     "Agreement" means this Agreement of Purchase and Sale of Membership
      ---------
Interest (including the Exhibits), as the same may from time to time be amended, supplemented or waived.

     "Applicable Law" means all applicable provisions of all (i) constitutions,
      --------------
treaties, statutes, laws (including the common law), rules, regulations, ordinances, codes or orders of any Governmental Authority, (ii) Governmental Approvals, and (iii) orders, decisions, injunctions, judgments, awards and decrees of or agreements with any Governmental Authority.

     "Buyer" has the meaning set forth in the first paragraph of this Agreement.
      -----

     "Buyer Indemnitees" has the meaning set forth in Section 7.1.
      -----------------

     "Buyer's Closing Documents" has the meaning set forth in Section 6.4.
      -------------------------

     "Citadel Guarantee" means the guarantees of the obligations of Buyer under
      -----------------
this Agreement and the Notes, dated as of the date hereof, by Guarantor in favor of each Seller and his successors and assigns, as the same may be amended, restated, modified or supplemented from time to time.

     "Closing" has the meaning set forth in Section 2.1.
      -------

     "Closing Date" has the meaning set forth in Section 2.1.
      ------------

     "Company" has the meaning set forth in Recital A of this Agreement.
      -------

     "Consent" means any consent, approval, authorization, stipulation, waiver,
      -------
permit, grant, franchise, concession, agreement, license, exemption or order of, registration, certificate, declaration or filing with, or report or notice to, any Person, including any Governmental Authority.

     "$" or "dollars" means lawful money of the United States of America.
      -      -------

     "Governmental Approval" means any Consent of, with or to any Governmental
      ---------------------
Authority.

     "Governmental Authority" means any nation or government, any state or other
      ----------------------
political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any government authority, agency, department, board, commission or instrumentality of the United States, any State of the United States or any political subdivision thereof, and any tribunal or arbitrator(s) of competent jurisdiction, and any self-regulatory organization.

     "Guarantor" means Citadel Holding Corporation, a Nevada corporation (an
      ---------
Affiliate of Buyer), and its successors and assigns.

     "include", "includes", "included" and "including" shall be construed as if
      -------    --------    --------       ---------
followed by the phrase "without being limited to" or "without limitation."

     "Indemnified Party" has the meaning set forth in Section 7.3.
      -----------------

     "Indemnifying Party" has the meaning set forth in Section 7.3.
      ------------------

     "Lien" means any security interest, mortgage, pledge, hypothecation,
      ----
assignment, encumbrance, lien (statutory or other), or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing).

     "Losses" has the meaning set forth in Section 7.1.
      ------

     "Membership Interests" has the meaning set forth in Recital A of this
      --------------------
Agreement.

     "Notes" has the meaning set forth in Section 2.2.
      -----

     "Notice" has the meaning set forth in Section 8.2.
      ------

     "Person" means any natural person, firm, partnership, association,
      ------
corporation, company, limited liability company, trust, business trust, Governmental Authority or other entity.

     "Purchase Price" has the meaning set forth in Section 2.2.
      --------------

     "Seller" has the meaning set forth in the first paragraph of this
      ------
Agreement.

     "Sellers" has the meaning set forth in the first paragraph of this
      -------
Agreement.

     "Seller Indemnitees" has the meaning set forth in Section 7.2.
      ------------------

     "Sellers' Closing Documents" has the meaning set forth in Section 6.5.
      --------------------------

     Section 1.2  Construction.  All references herein to a Section, Article
                  ------------
or Exhibit are to a Section, Article or Exhibit of or to this Agreement, unless otherwise indicated.


                                  ARTICLE II

                 SALE AND PURCHASE OF THE MEMBERSHIP INTERESTS

     Section 2.1  Place and Date.  Subject to the terms and conditions set forth
                  --------------
in this Agreement, on the Closing Date, each Seller will sell his Membership Interest to Buyer without recourse except as hereinafter provided, and Buyer will purchase the Membership Interests from Sellers. The closing of the sale and purchase of the Membership Interests (the "Closing") shall take place at 10:00 A.M. local time on the date hereof or, if later, the third business day after the satisfaction of the conditions set forth in Article VI, at the offices of Duane, Morris & Heckscher LLP, 380 Lexington Avenue, New York, New York 10168, or such other time and place upon which the parties may agree. The day on which the Closing actually occurs is the "Closing Date."

     Section 2.2  Purchase Price.  On the terms and subject to the conditions
                  --------------
set forth in this Agreement, Buyer agrees to pay to each Seller at the Closing for such Seller's Membership Interest the sum of $2,250,000, for an aggregate purchase price of $4,500,000 (the "Purchase Price"). The Purchase Price shall be paid by Buyer to each Seller by the making and delivery by Buyer on the Closing Date of a promissory note in the aggregate principal amount of the Purchase Price payable to such Seller in the form of Exhibit A attached hereto (such notes and any promissory note or notes of Buyer issued in substitution thereof hereinafter referred to as the "Notes").

                                 ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF SELLERS

     Each Seller, as to himself severally, represents and warrants to Buyer as of the date hereof as follows:

     Section 3.1  Authorization, etc.  Such Seller is competent to execute and
                  ------------------
deliver this Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby. Each Seller has duly executed and delivered this Agreement. This Agreement is a legal, valid and binding obligation of such Seller, enforceable against him in accordance with its terms.

     Section 3.2  Ownership of Membership Interest.  Such Seller is the sole
                  --------------------------------
owner, beneficially and of record, of his Membership Interest and has good and valid title to such Membership Interest, free and clear of all Liens of any kind, other than those arising from acts of Buyer.

     Section 3.3  No Conflicts, etc.  The execution, delivery and performance
                  -----------------
by such Seller of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not conflict with or result in a violation of or under (with or without the giving of notice or the lapse of time or both)
(a) any Applicable Law applicable to such Seller or any of his properties or assets, or (b) any contract, agreement or other instrument applicable to such Seller or to which such Seller or his Membership Interest is subject, except for violations and defaults that, individually and in the aggregate, have not and shall not materially impair the ability of such Seller to perform his obligations under this Agreement. No Governmental Approval or other Consent is required to be obtained or made by such Seller in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

     Section 3.4  Litigation.  There is no action, claim, suit or proceeding
                  ----------
pending, or to such Seller's knowledge threatened in writing, by or against or affecting such Seller or the Membership Interest in connection with or relating to the transactions contemplated by this Agreement or of any action taken or to be taken in connection herewith or the consummation of the transactions contemplated hereby.

     Section 3.5  Brokers, Finders, etc.  All negotiations relating to this
                  ---------------------
Agreement, and the transactions contemplated hereby, have been carried on without the participation of any Person acting on behalf of such Seller or its Affiliates in such manner as to give rise to any valid claim against Buyer for any brokerage or finder's commission, fee or similar compensation.


                                  ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer represents and warrants to Sellers as of the date hereof as follows:

     Section 4.1  Corporate Status.  Buyer is a corporation duly organized,
                  ----------------
validly existing and in good standing under the laws of the State of Nevada.

     Section 4.2  Authorization, etc.  Buyer has the corporate power and
                  ------------------
authority to execute and deliver this Agreement, to perform fully its obligations hereunder, and to consummate the transactions contemplated hereby. The execution and delivery by Buyer of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all requisite corporate action of Buyer. Buyer has duly executed and delivered this Agreement. This Agreement is a legal, valid and binding obligation of Buyer, enforceable against it in accordance with its terms.

     Section 4.3  No Conflicts, etc.  The execution, delivery and performance
                  -----------------
by Buyer of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not conflict with or result in a violation of or under (with or without the giving of notice or the lapse of time or both)
(a) the certificate of incorporation or bylaws of Buyer, (b) any Applicable

Law applicable to Buyer or to which Buyer or any material portion of its assets is subject, or (c) any contract, agreement or other instrument applicable to Buyer or any of its properties or assets, except for violations and defaults that, individually and in the aggregate, have not and shall not materially impair the ability of Buyer to perform its obligations under this Agreement. No Governmental Approval or other Consent is required to be obtained or made by Buyer in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

     Section 4.4  Litigation.  There is no action, claim, suit or proceeding
                  ----------
pending, or to Buyer's knowledge threatened in writing, by or against or affecting Buyer in connection with or relating to the transactions contemplated by this Agreement or of any action taken or to be taken in connection herewith or the consummation of the transactions contemplated hereby.

     Section 4.5  Brokers, Finders, etc.  All negotiations relating to this
                  ---------------------
Agreement and the transactions contemplated hereby have been carried on without the participation of any Person acting on behalf of Buyer or its Affiliates in such manner as to give rise to any valid claim against either Seller for any brokerage or finder's commission, fee or similar compensation.

                                   ARTICLE V

                                   COVENANTS

     Section 5.1  Covenants of Sellers.  (a)  Public Announcements.  Except
                  --------------------        --------------------
as required by Applicable Law (in which case the nature of the announcement shall be described to Buyer (and Buyer shall be allowed reasonable time to comment) prior to dissemination to the public), each Seller shall not, and shall not permit his Affiliates to, make any public announcement in respect of this Agreement or the transactions contemplated hereby without the prior written consent of Buyer; provided, however, that a Seller need not consult with Buyer with respect to any public disclosure which is substantially similar to a prior public disclosure either heretofore made or hereafter made in conformance with the terms hereof, and provided, further, that a Seller shall promptly provide to Buyer a copy of any such disclosure permitted to be made by such Seller without prior consultation with Buyer.

     (b)  Pre-Closing Actions.  As promptly as practicable, each Seller will:
          -------------------
(i) use commercially reasonable efforts to take all actions and to do all things reasonably necessary, proper or advisable to consummate the transactions contemplated hereby; (ii) file or supply, or cause to be filed or supplied, all applications, notifications and information required to be filed or supplied by such Seller pursuant to Applicable Law in connection with this Agreement and the sale and transfer of his Membership Interest pursuant hereto; (iii) use all reasonable efforts to obtain, or cause to be obtained, all Consents (including all Governmental Approvals and any Consents) necessary to be obtained by him in order to consummate the transactions contemplated pursuant to this Agreement; and (iv) coordinate and cooperate with Buyer in exchanging such information and supplying such assistance as may be reasonably requested by Buyer in connection with any filings and other actions contemplated by Section 5.2(b) hereof.

     (c)  Further Assurances.  Following the Closing, each Seller shall, from
          ------------------
time to time, execute and deliver such additional instruments, documents, conveyances or assurances and take such other actions as shall be necessary, or otherwise reasonably requested by Buyer, to confirm and assure the rights and obligations provided for in this Agreement and render effective the consummation of the transactions contemplated hereby.

     Section 5.2  Covenants of Buyer.  (a)  Public Announcements.  Except as
                  ------------------        --------------------
required by Applicable Law (in which case the nature of the announcement shall be described to Sellers (and Sellers shall be allowed reasonable time to comment) prior to dissemination to the public), Buyer shall not, and shall not permit its Affiliates to, make any public announcement in respect of this Agreement or the transactions contemplated hereby without the prior written consent of Sellers; provided, however, that Buyer need not consult with Sellers with respect to any public disclosure which is substantially similar to a prior public disclosure either heretofore made or hereafter made in conformance with the terms hereof.

     (b)  Pre-Closing Actions.  As promptly as practicable, Buyer will: (i)
          -------------------
use commercially reasonable efforts to take all actions and to do all things reasonably necessary, proper or advisable to consummate the transactions contemplated hereby; (ii) file or supply, or cause to be filed or supplied, all applications, notifications and information required to be filed or supplied by Buyer pursuant to Applicable Law in connection with this Agreement and the sale and transfer of the Membership Interests pursuant hereto; (iii) use all reasonable efforts to obtain, or cause to be obtained, all Consents (including all Governmental Approvals and any Consents) necessary to be obtained by it in order to consummate the transactions contemplated pursuant to this Agreement; and (iv) coordinate and cooperate with Sellers in exchanging such information and supplying such assistance as may be reasonably requested by Sellers in connection with any filings and other actions contemplated by Section 5.1(b) hereof.

     (c)  Further Assurances.  Following the Closing, Buyer shall, from time
          ------------------
to time, execute and deliver such additional instruments, documents, conveyances or assurances and take such other actions as shall be necessary, or otherwise reasonably requested by Sellers, to confirm and assure the rights and obligations provided for in this Agreement and render effective the consummation of the transactions contemplated hereby (including, without limitation, execution and delivery of such documents as Buyer may reasonably request to constitute the Buyer as a member of the Company, under Section III.5.3 of the operating agreement of the Company or otherwise).

                                  ARTICLE VI

                       CLOSING CONDITIONS AND DELIVERIES

     Section 6.1  Conditions to Obligations of Each Party.  The obligations of
                  ---------------------------------------
the parties to consummate the transactions contemplated hereby at the Closing shall be subject to the fulfillment on or prior to the Closing Date of the following conditions:

            (a)   No Injunction, etc.  Consummation of the transactions
                  -------------------
     contemplated hereby shall not have been restrained, enjoined or otherwise prohibited by any Applicable Law, including any order, injunction, decree or judgment of any court or other Governmental Authority. No court or other Governmental Authority shall have determined that any Applicable Law makes illegal the consummation of the transactions contemplated hereby.

     Section 6.2  Conditions to Sellers' Obligations.  The obligations of
                  ----------------------------------
Sellers to transfer the Membership Interests to Buyer in accordance with this Agreement and to otherwise consummate the transactions contemplated hereby at the Closing shall be subject to the satisfaction of the following conditions precedent on or prior to the Closing Date:

            (a) all representations and warranties of Buyer contained in this Agreement shall have been true when made and shall be true in all material respects at and as of the Closing Date as if such representations and warranties were made at and as of the Closing Date, and Buyer shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or complied with by Buyer prior to or at the Closing; and

            (b)   Buyer shall have tendered to Sellers Buyer's Closing
     Documents.

     Section 6.3  Conditions to Buyer's Obligations. The obligation of Buyer to
                  ---------------------------------
pay the Purchase Price by delivering the Notes, to purchase the Membership Interests and otherwise to consummate the transactions contemplated hereby at the Closing shall be subject to the satisfaction of the following conditions precedent on or prior to the Closing Date:

          (a) all representations and warranties of Sellers contained in this Agreement shall have been true in all material respects when made and shall be true in all material respects at and as of the Closing Date as if such representations and warranties were made at and as of the Closing Date, and Sellers shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or complied with by Sellers prior to or at the Closing Date;

          (b) Sellers shall have obtained releases of all financing statements, if any, filed against Sellers or their predecessor as a debtor under the Uniform Commercial Code of any jurisdiction with respect to the Membership Interests; and

          (c)     Buyer shall have received Sellers' Closing Documents.

     Section 6.4  Buyer's Closing Documents.   At the Closing, Buyer shall
                  -------------------------
deliver to Sellers the following documents duly executed and, where applicable, acknowledged by Buyer (the documents described in this Section 6.4 being collectively referred to herein as "Buyer's Closing Documents"):

          (a)     the Notes;

          (b)     the Citadel Guarantee;

          (c) a certificate of the secretary of Buyer with respect to (i) the approval by the board of directors of Buyer approving the transaction contemplated hereby and (ii) the authority of the person(s) executing this Agreement and the Buyer's Closing Documents on behalf of Buyer;

          (d) a certificate of Buyer, dated as of the Closing Date, certifying that the representations and warranties of Buyer contained in this Agreement are true in all material respects at and as of the Closing Date; and

          (e) legal opinions addressed to Sellers from Duane, Morris & Heckscher LLP and Kummer Kaempfer Bonner & Renshaw, counsel to Buyer, in the forms set forth in Exhibit B hereto, which opinions Buyer hereby instructs its counsel to deliver to Sellers for their benefit.

     Section 6.5  Sellers' Closing Documents.  At the Closing, Sellers shall
                  --------------------------
deliver to Buyer the following documents duly executed and, where applicable, acknowledged by Sellers (the documents described in this Section 6.5 being collectively referred to as "Sellers' Closing Documents"):

          (a) a certificate of each Seller, dated as of the Closing Date, certifying that the representations and warranties of such Seller contained in this Agreement are true in all material respects at and as of the Closing Date, subject, however, to the provisions of Section 7.4 hereof;

          (b) a legal opinion addressed to Buyer from Whitman Breed Abbott & Morgan LLP, counsel to Sellers, in the form set forth in Exhibit C hereto, which opinion Sellers hereby instruct their counsel to deliver to Buyer for its benefit; and

          (c) an assignment from each Seller of his Membership Interest in the form of Exhibit D hereto.

     Section 6.6  Conditions Generally.  The foregoing conditions are for the
                  --------------------
benefit only of the party for whom they are specified to be conditions precedent and Buyer, in its discretion, or Sellers may, in their sole discretion, waive any or all such conditions.


                                  ARTICLE VII

                                INDEMNIFICATION

     Section 7.1  By Sellers.  Subject to the terms and conditions of this
                  ----------
Article VII, each Seller covenants and agrees to defend, indemnify and hold harmless Buyer, its officers, directors, employees, agents, advisers, representatives and Affiliates (including, after the Closing, the Company) (collectively, the "Buyer Indemnitees") from and against, and pay or reimburse Buyer Indemnitees for, any and all claims, liabilities, obligations, losses, fines, penalties, costs, proceedings, judgments, deficiencies or damages (whether absolute, accrued, conditional or otherwise and whether or not resulting from third party claims), including out-of-pocket expenses, court costs, expert witness fees and reasonable attorneys' fees incurred in the investigation or defense of any of the same or in asserting any of their respective rights hereunder (collectively, the "Losses"), resulting from or arising out of:

          (a) any misrepresentation or breach of any warranty of such Seller contained in this Agreement; provided, however, that, for purposes of this Article VII, any claim for indemnification by a Buyer Indemnitee under this clause (a) may be made no later than six months from and after the Closing Date, excepting only that any claim for misrepresentation or breach of warranty under Section 3.2 may be made at any time; or

          (b) any failure of such Seller to perform any covenant or agreement made or contained in this Agreement or fulfill any obligation in respect thereof.

     Section 7.2  By Buyer.  Subject to the terms and conditions of this
                  --------
Article VII, Buyer covenants and agrees to defend, indemnify and hold harmless each Seller and his heirs, executors, administrators, distributees, legal representatives and Affiliates (collectively, the "Seller Indemnitees") from and against any and all Losses resulting from or arising out of:

          (a) any misrepresentation or breach of any warranty of Buyer contained in this Agreement; provided, however, that, for purposes of this
     Article VII, any claim for indemnification by a Seller Indemnitee under this clause (a) may be made no later than six months from and after the Closing Date;

          (b) any failure of Buyer to perform any covenant or agreement made or contained in this Agreement or fulfill any other obligation in respect thereof; or

          (c) to the extent arising from or relating to this Agreement or the other elements of the transactions entered into between Sellers or any of their Affiliates, on the one hand, and Buyer or any of its Affiliates, on the other hand, on or as of the date hereof: (i) insufficient or inadequate disclosure by Buyer or any of its Affiliates under any Applicable Law relating to proxies, (ii) failure by Buyer or any of its Affiliates to follow proper procedures and other matters relating to the fact that Buyer is owned by a Person the shares of which are traded publicly or (iii) alleged breaches of fiduciary duty by Buyer or any of its Affiliates or the existence of conflict of interest; provided, however, that, with respect to claims or liability arising under clause (iii), Buyer shall not be obligated to indemnify a Seller to the extent the claimant has been successful in such claim on the merits; provided, further, that the Buyer shall have no obligations for indemnity to a Seller or persons claiming through him with respect to actual losses or damages ultimately and finally determined and adjudged to be payable to the extent based on a breach by such Seller of his obligations hereunder or for which Sellers are obligated to indemnify Citadel pursuant to Section
     8.12 of a certain Merger Agreement, dated the date hereof, among Citadel, Citadel Broadway, Inc., a wholly-owned subsidiary of Citadel, Off Broadway Investments, Inc., and Sellers.


     Section 7. 3 Indemnification Procedures. In the case of any claim asserted
                  --------------------------
by a third party against a party entitled to indemnification under this Agreement (the "Indemnified Party"), written notice shall be given by the Indemnified Party to the party required to provide indemnification (the "Indemnifying Party") as soon as practicable after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and the Indemnified Party shall permit the Indemnifying Party (at the expense of such Indemnifying Party) to assume, and the Indemnifying Party shall assume, the defense of any third party claim or any litigation with a third party resulting therefrom; provided, however, that (i) the counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation shall be subject to the approval of the Indemnified Party (which approval shall not be unreasonably withheld or delayed), (b) the Indemnified Party may participate in such defense at such Indemnified Party's expense, and (c) the omission by any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement except and only to the extent that such Indemnifying Party is actually and materially damaged as a result of such failure to give notice. Except with the prior consent of the Indemnified Party, no Indemnifying Party, in the defense of any such claim or litigation, shall consent to entry of any judgment or enter into any settlement that provides for injunctive or other nonmonetary relief affecting the Indemnified Party that does not include as an unconditional term thereof the giving by each claimant or plaintiff to such Indemnified Party of a general release from all liability with respect to such claim or litigation. If the Indemnified Party shall in good faith determine that the conduct of the defense of any claim subject to indemnification hereunder or any proposed settlement of any such claim by the Indemnifying Party might be expected to affect adversely the Indemnified Party's tax liability or the ability of the Indemnified Party to conduct its business, or that the Indemnified Party may have available to it one or more defenses or counterclaims that are inconsistent with one or more of those that may be available to the Indemnifying Party in respect of such claim or any litigation relating thereto, the Indemnified Party shall have the right at all times to take over and assume control over the defense, settlement, negotiations or litigation relating to any such claim at the sole cost of the Indemnifying Party; provided, however, that, if the Indemnified Party does so take over and assume control, the Indemnified Party shall not settle such claim or litigation without the consent of the Indemnifying Party, such consent not to be unreasonably withheld or delayed. If the Indemnifying Party does not accept the defense of any matter as above provided, the Indemnified Party shall have the full right to defend against any such claim or demand at the sole cost of the Indemnifying Party and shall be entitled to settle or agree to pay in full such claim or demand. In any event, the Indemnifying Party and the Indemnified Party shall reasonably cooperate in the defense of any claim or litigation subject to this Article VII and the records of each shall be reasonably available to the other with respect to such defense.

     Section 7.4  Expiration of Representations and Warranties, etc.  All
                  -------------------------------------------------
representations and warranties contained in this Agreement shall survive the Closing for a period of six (6) months; provided, however, that the representations and warranties stated in Section 3.2 shall survive indefinitely.

     Section 7.5  Exclusive Remedy; Certain Limitations on Indemnification.
                  --------------------------------------------------------
Absent fraud or criminal activity, the indemnifications provided for in this
Article VII shall be the sole and exclusive post-Closing remedies available to any party against any other party for any claims under or based upon this Agreement. In no event shall the aggregate liability of any Indemnifying Party hereunder exceed the amount of the Purchase Price and in no event shall any Indemnifying Party be liable to any Indemnified Party for special, indirect or consequential damages or loss of profits.


                                 ARTICLE VIII

                                 MISCELLANEOUS

     Section 8.1  Severability.  If any provision of this Agreement, including
                  ------------
any phrase, sentence, clause, Section or subsection, is inoperative or unenforceable for any reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever.

     Section 8.2  Notices.  All notices, requests, demands, approvals, consents,
                  -------
waivers and other communications required or permitted to be given under this Agreement (each, a "Notice") shall be in writing and shall be (a) delivered personally, (b) mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, (c) sent by next-day or overnight mail or delivery, or (d) sent by facsimile transmission, provided that the original copy thereof also is sent by prepaid, first-class certified or registered mail.

                  (i)    if to Buyer, to:

                         Citadel Cinemas, Inc.
                         550 South Hope Street
                         Suite 1825
                         Los Angeles, CA 90071
                         Facsimile: (213) 239-0548
                         Attention: President

                         with a copy to:

                         Duane, Morris & Heckscher LLP
                         380 Lexington Avenue
                         New York, NY 10168
                         Facsimile: (212) 692-1020
                         Attention: Michael H. Margulis, Esq.

                  (ii)   if to either Seller, to him at:

                         120 North Robertson Boulevard
                         Los Angeles, CA 90048
                         Facsimile: (310) 652-6490

                         with a copy to:

                         Whitman Breed Abbott & Morgan LLP
                         200 Park Avenue
                         New York, NY 10166
                         Facsimile: (212) 351-3131
                         Attention: Howard E. Peskoe, Esq.

                         and

                         120 North Robertson Boulevard
                         Los Angeles, CA 90048
                         Facsimile: (310) 652-6490
                         Attention: Ira Levin
or, in each case, at such other address as may be specified in a Notice to the other party hereto. All Notices shall be deemed effective and given upon receipt or refusal of receipt.

     Section 8.3  Attorneys' Fees.  If any party hereto initiates any legal
                  ---------------
action arising out of or in connection with this Agreement, the prevailing party shall be entitled to recover from the other party all reasonable attorneys' fees, expert witness fees and expenses incurred by the prevailing party in connection therewith.

     Section 8.4  Headings.  The headings contained in this Agreement are for
                  --------
purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

     Section 8.5  Entire Agreement.  This Agreement (including the Exhibits
                  ----------------
hereto) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

     Section 8.6  Counterparts.  This Agreement may be executed (including by
                  -------------
facsimile transmission) with counterpart signature pages or in several counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

     Section 8.7  GOVERNING LAW, ETC.  THIS AGREEMENT SHALL BE GOVERNED IN ALL
                  ------------------
RESPECTS, INCLUDING AS TO VALIDITY, INTERPRETATION AND EFFECT, BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS RULES THEREOF. EACH OF BUYER AND EACH SELLER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE SOUTHERN DISTRICT OF NEW YORK SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND OF THE DOCUMENTS REFERRED TO IN THIS AGREEMENT, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR THE INTERPRETATION OR ENFORCEMENT HEREOF OR OF ANY SUCH DOCUMENT, THAT IT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT THE VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS AGREEMENT OR ANY OF SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SAID COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH A NEW YORK STATE OR FEDERAL COURT. EACH OF BUYER AND EACH SELLER HEREBY CONSENTS TO AND GRANTS ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF ANY SUCH DISPUTE AND AGREES THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 8.2, OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW, SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

     Section 8.8   Binding Effect.  This Agreement shall be binding upon and
                   --------------
inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

     Section 8.9   Assignment.  This Agreement shall not be assignable or
                   ----------
otherwise transferable by Buyer or either Seller without the prior written consent of the Sellers or Buyer, respectively, which consent shall not be unreasonably withheld or denied; provided, however, that Buyer may assign this Agreement to any of its Affiliates (it being understood and agreed that no such assignment by Buyer pursuant to this proviso shall relieve Buyer of any of its obligations hereunder).

     Section 8.10  No Third Party Beneficiaries.  Except as provided in
                   -----------------------------
Article VII with respect to indemnification of Indemnified Parties hereunder, nothing in this Agreement shall confer any rights upon any Person other than the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

     Section 8.11  Amendment; Waivers, etc.  No discharge of this Agreement,
                   -----------------------
and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the discharge or waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. No amendment to this Agreement shall be valid or binding unless set forth in writing and duly executed by all the parties hereto.

     Section 8.12  Transaction Costs   Except to the extent as may otherwise
                   -----------------
expressly be provided hereby, Buyer, on the one hand, and Sellers, on the other hand, shall bear their respective expenses, costs and fees (including attorney's fees) in connection with the transactions contemplated hereby, including the preparation, execution and delivery of this Agreement and compliance herewith. If any real property transfer taxes are payable with respect to the transactions contemplated hereby, Sellers shall pay the lesser of the amount of such taxes and one-sixth of the amount of such taxes which would have been paid if all of the membership interests of the Company were transferred (such amount to be shared equally between Sellers), and Buyer shall pay any balance thereof.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


                              CITADEL CINEMAS, INC.


                              By:  /s/ Andrzej Matyczynski
                                 -------------------------
                                 Name:  Andrzej Maytczynski
                                 Title: Chief Financial Officer


                                  /s/  James J. Cotter
                                 ----------------------
                                        James J. Cotter


                                  /s/ Michael R. Forman
                                 ------------------------
                                        Michael R. Forman